Exhibit 99.2

This Statement on Form 4 is filed by:  (i) Apollo Value Investment Master Fund, L.P., (ii) Apollo Value Advisors, L.P., (iii) Apollo Value Capital Management, LLC, (iv) Apollo Value Management, L.P., (v) Apollo Value Management GP, LLC, (vi) Apollo Special Opportunities Managed Account, L.P., (vii) Apollo SOMA Advisors, L.P., (viii) Apollo SOMA Capital Management, LLC, (ix) Apollo SVF Management, L.P., (x) Apollo SVF Management GP, LLC, (xi) Apollo Credit Strategies Master Fund Ltd., (xii) Apollo ST Fund Management LLC, (xiii) Apollo ST Operating LP, (xiv) Apollo ST Capital LLC, (xv) ST Management Holdings LLC, (xvi) Apollo Capital Spectrum Fund, L.P., (xvii) Apollo Capital Spectrum Advisors, LLC, (xviii) Apollo Capital Spectrum Management, LLC, (xix) Apollo Capital Management, L.P., (xx) Apollo Capital Management GP, LLC, (xxi) Apollo Principal Holdings II, L.P., (xxii) Apollo Principal Holdings II GP, LLC, (xxiii) Apollo Management Holdings, L.P., and (xxiv) Apollo Management Holdings GP, LLC

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  January 20, 2015

Issuer Name and Ticker or Trading Symbol:  Baltic Trading Limited [BALT]

APOLLO VALUE INVESTMENT MASTER FUND, L.P.

By:	Apollo Value Advisors, L.P.
its managing general partner

By:	Apollo Value Capital Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO VALUE ADVISORS, L.P.

By:	Apollo Value Capital Management, LLC
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO VALUE CAPITAL MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO VALUE MANAGEMENT, L.P.

By:	Apollo Value Management GP, LLC
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO VALUE MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO SPECIAL OPPORTUNITIES MANAGED ACCOUNT, L.P.

By:	Apollo SOMA Advisors, L.P.
its managing general partner

By:	Apollo SOMA Capital Management, LLC
its general partner

By: /s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO SOMA ADVISORS, L.P.

By:	Apollo SOMA Capital Management, LLC
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO SOMA CAPITAL MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO SVF MANAGEMENT, L.P.

By:	Apollo SVF Management GP, LLC
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO SVF MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO CREDIT STRATEGIES MASTER FUND LTD.

By:	Apollo ST Fund Management LLC
its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO ST FUND MANAGEMENT LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO ST OPERATING LP

By:	Apollo ST Capital LLC
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO ST CAPITAL LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

ST MANAGEMENT HOLDINGS LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO CAPITAL SPECTRUM FUND, L.P.

By:	Apollo Capital Spectrum Advisors, LLC
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO CAPITAL SPECTRUM ADVISORS, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO CAPITAL SPECTRUM MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS II, L.P.

By:	Apollo Principal Holdings II GP, LLC
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS II GP, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President